Exhibit (k)(11)

FORM OF
                                  APPENDIX I

Trust                      Series                                                     Effective Date
----                       ------                                                     --------------
Columbia Funds Trust I     Columbia High Yield Opportunity Fund                       11/1/91
                           Columbia Strategic Income Fund                             5/1/92
                           Columbia Tax-Managed Growth Fund                           12/30/96
                           Columbia Tax-Managed Value Fund                            6/1/99
                           Columbia Tax-Managed Growth Fund II                        3/1/00
                           Columbia Tax-Managed Aggressive Growth Fund                8/1/00

Columbia Funds Trust II    Columbia Newport Japan Opportunities Fund                  6/3/96
                           Columbia Newport Greater China Fund                        5/12/97
                           Columbia Money Market Fund                                 3/2/98

Columbia Funds Trust III   Columbia Mid Cap Value Fund                                11/1/91
                           Columbia Liberty Fund                                      2/14/92
                           Columbia Federal Securities Fund                           2/14/92
                           Columbia Global Equity Fund                                2/14/92
                           Columbia Contrarian Income Fund                            10/19/98
                           *Columbia Intermediate Government Income Fund              11/25/02
                           *Columbia Quality Plus Bond Fund                           11/25/02
                           *Columbia Corporate Bond Fund                              11/25/02

Columbia Funds Trust IV    Columbia Tax-Exempt Fund                                   11/1/91
                           Columbia Tax-Exempt Insured Fund                           11/1/91
                           Columbia Utilities Fund                                    2/14/92
                           Columbia Municipal Money Market Fund                       2/14/92

Columbia Funds Trust V     Columbia Massachusetts Tax-Exempt Fund                     11/1/91
                           Columbia Connecticut Tax-Exempt Fund                       11/1/91
                           Columbia California Tax-Exempt Fund                        8/3/92
                           Columbia New York Tax-Exempt Fund                          8/3/92
                           *Columbia Intermediate Tax-Exempt Bond Fund                11/25/02
                           *Columbia Massachusetts Intermediate Municipal Bond Fund   12/09/02
                           *Columbia Connecticut Intermediate Municipal Bond Fund     11/18/02
                           *Columbia New Jersey Intermediate Municipal Bond Fund      11/18/02
                           *Columbia New York Intermediate Municipal Bond Fund        11/25/02
                           *Columbia Rhode Island Intermediate Municipal Bond Fund    11/18/02
                           *Columbia Florida Intermediate Municipal Bond Fund         11/18/02
                           *Columbia Pennsylvania Intermediate Municipal Bond Fund    11/25/02
                           Columbia Large Company Index Fund                          12/09/02
                           Columbia U.S. Treasury Index Fund                          11/25/02
                           Columbia Small Company Index Fund                          11/25/02

Columbia Funds Trust VI    Columbia Growth & Income Fund                              7/1/92
                           Columbia Small Cap Value Fund                              11/2/92
                           Columbia Newport Asia Pacific Fund                         8/25/98

Columbia Funds Trust VII   Columbia Newport Tiger Fund                                5/1/95
                           Columbia Europe Fund                                       11/1/99

Columbia Floating Rate
   Advantage Fund

                                       COLUMBIA MANAGEMENT ADVISORS, INC.


By:                                     By:
    ---------------------------            -------------------------------------
    Joseph R. Palombo, President           Joseph R. Palombo
                                           Executive Vice President and Chief
                                           Operating Officer

Dated:  November 1, 2003

                                      I-1